UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA
(Address of principal executive offices, including zip code)

(404) 952-2417
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.           Completion of Acquisition or Disposition of Assets

On February 28, 2011, ExamWorks Group, Inc. (the “Company”), through its wholly-owned subsidiary ExamWorks, Inc. a Delaware corporation (the “Purchaser, and, together with the Company, “ExamWorks”) completed its previously-announced acquisition of MES Group, Inc., a Michigan corporation (“MES”).  Pursuant to a Stock Purchase Agreement dated as of January 11, 2011 (the “Stock Purchase Agreement”), by and among the Company, the Purchaser, MES and the shareholders of MES set forth on the signature pages thereto (the “Shareholders”), ExamWorks purchased all of the issued and outstanding shares of capital stock of MES (the “Shares”) from the Shareholders.  The total consideration paid for the Shares consisted of (i) $175 million in cash, (ii) 1,424,501 shares of Company common stock issued to George C. Turek, the holder of the majority of the Shares, and (iii) the payoff of $10 million of indebtedness under MES’ credit facilities.

Item 3.02            Unregistered Sales of Equity Securities

On February 28, 2011, the Company issued 1,424,501 shares of its common stock, par value $0.0001 per share, as partial consideration for the purchase of the shares of MES, as described in the Stock Purchase Agreement.  The Company claims exemption from registration under Section 4(2) of the Securities Act of the issuance of the shares under the Stock Purchase Agreement.  Such claim is made in reliance under Section 4(2) of the Securities Act of 1933, as amended, as a sale not involving a public offering.

Item 7.01.           Regulation FD Disclosure.

The Company’s press release announcing the completion of the acquisition of MES is filed as Exhibit 99.1 hereto and is incorporated by reference herein.   The information contained in, or incorporated into this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01.           Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired.

Financial statements relating to the Acquisition are not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(b)        Pro Forma Financial Information.

Pro forma financial information relating to the Acquisition are not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: March 1, 2011	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 1, 2011